                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

                                   ---------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

        180 East Fifth Street
         St. Paul, Minnesota                                            55101
(Address of principal executive offices)                             (Zip Code)

                                Scott A. Schuhle
                         U.S. Bank National Association
                     500 West Cypress Creek Road, Suite 560
                           Fort Lauderdale, FL 33309
                                 (954)776-2216
           (Name, address and telephone number of agent for service)

                           REPUBLIC BANCSHARES, INC.
                    (Issuer with respect to the Securities)

             Florida                                             59-6000825
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


    111 Second Avenue NE, Suite 300
       St. Petersburg, Florida                                          33701
(Address of Principal Executive Offices)                             (Zip Code)


                7% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2011
                      (TITLE OF THE INDENTURE SECURITIES)

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
                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

                  a) Name and address of each examining or supervising authority to which it is subject.

                                    Comptroller of the Currency
                                    Washington, D.C.

                  b) Whether it is authorized to exercise corporate trust powers.

                                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                           None

ITEMS 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of the Trustee.*

                  2. A copy of the certificate of authority of the Trustee to commence business.*

                  3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

                  4.       A copy of the existing bylaws of the Trustee.*

                  5. A copy of each Indenture referred to in Item 4. Not applicable.

                  6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

                  7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*        Incorporated by reference to Registration Number 333-67188.


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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Fort Lauderdale, State of Florida on the 4th day of December, 2002.


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By: /s/ Scott A. Schuhle
                                       ----------------------------------------
                                       Scott A. Schuhle
                                       Vice President


By: /s/ Peter H. Fowler
   --------------------------------
   Peter H. Fowler
   Vice President

                                   EXHIBIT 6

                                    CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  December 4, 2002


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By: /s/ Scott A. Schuhle
                                       ----------------------------------------
                                       Scott A. Schuhle
                                       Vice President


By: /s/ Peter H. Fowler
   ----------------------------------------
   Peter H. Fowler
   Vice President

                                   EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 9/30/2002

                                    ($000'S)

                                                                         9/30/2002
                                                                         ---------

ASSETS
     Cash and Due From Depository Institutions                        $  8,809,794
     Federal Reserve Stock                                                       0
     Securities                                                         28,156,313
     Federal Funds                                                         975,986
     Loans & Lease Financing Receivables                               111,491,144
     Fixed Assets                                                        1,357,049
     Intangible Assets                                                   8,242,263
     Other Assets                                                        7,510,862
                                                                      ------------
         TOTAL ASSETS                                                 $166,543,411

LIABILITIES
     Deposits                                                         $112,901,360
     Fed Funds                                                           2,319,887
     Treasury Demand Notes                                                       0
     Trading Liabilities                                                   285,504
     Other Borrowed Money                                               20,829,386
     Acceptances                                                           137,242
     Subordinated Notes and Debentures                                   5,696,195
     Other Liabilities                                                   5,198,418
                                                                      ------------
     TOTAL LIABILITIES                                                $147,367,992

EQUITY
     Minority Interest in Subsidiaries                                $    990,010
     Common and Preferred Stock                                             18,200
     Surplus                                                            11,312,077
     Undivided Profits                                                   6,855,132
                                                                      ------------
         TOTAL EQUITY CAPITAL                                         $ 19,175,419

TOTAL LIABILITIES AND EQUITY CAPITAL                                  $166,543,411

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/  Scott A. Schuhle
   ------------------------------------------
   Vice President
Date: December 4, 2002


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